                                                                  Exhibit 23.1

                          CONSENT OF ERNST & YOUNG LLP

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 6, 1998 (except Note 13, as to which the date is August 14, 1998) in the Registration Statement (Form S-4 No. 333-00000) and the
related Prospectus of Classic Cable, Inc. dated              , 1998.

                                             /s/ Ernst & Young LLP

Austin, Texas
September 16, 1998